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                                EXHIBIT 24
                             POWER OF ATTORNEY


     We, the undersigned Directors of Star Banc Corporation, hereby appoint Jerry A. Grundhofer and Jenny P. Carlson or either of them with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf as Directors of the Corporation, which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the filing of the Corporation's annual report on Form 10-K for the year 1997, including, without limitation, signing for us, or any of us, in our names as Directors of the Corporation, such Form 10-K and any and all amendments thereto, and we hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, and the rules and regulations thereunder, this Power of Attorney has been signed below by the following persons as Directors of the Corporation as of the 9th day of December, 1997.


/s/ James R. Bridgeland, Jr.
_____________________________________        Director
James R. Bridgeland, Jr.


/s/ Laurance L. Browning, Jr.
_____________________________________        Director
Laurance L. Browning, Jr.


/s/ Victoria B. Buyniski
_____________________________________        Director
Victoria B. Buyniski


/s/ Samuel M. Cassidy
_____________________________________        Director
Samuel M. Cassidy




_____________________________________        Director
V. Anderson Coombe


/s/ John C. Dannemiller
_____________________________________        Director
John C. Dannemiller


/s/ Jerry A. Grundhofer
_____________________________________        Director
Jerry A. Grundhofer


/s/ J. P. Hayden, Jr.
_____________________________________        Director
J. P. Hayden, Jr.


/s/ Roger L. Howe
_____________________________________        Director
Roger L. Howe


/s/ Thomas J. Klinedinst, Jr.
_____________________________________        Director
Thomas J. Klinedinst, Jr.


/s/ Charles S. Mechem, Jr.
_____________________________________        Director
Charles S. Mechem, Jr.


/s/ Daniel J. Meyer
_____________________________________        Director
Daniel J. Meyer


/s/ David B. O'Maley
_____________________________________        Director
David B. O'Maley



_____________________________________        Director
O'dell M. Owens, M. D.


/s/ Thomas E. Petry
_____________________________________        Director
Thomas E. Petry


/s/ Oliver W. Waddell
_____________________________________        Director
Oliver W. Waddell